Income Taxes - Schedule of Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ (18,309)	$ (16,319)
Capital loss	(10)	(10)
Bargain purchase	643	643
RSU & stock option expense	(2,349)	(1,995)
Fixed Assets and Intangibles	(327)	(214)
Charitable Contributions	(5)	(5)
Bad Debt
Total cumulative deferred tax assets	(18,339)	(17,899)
Valuation allowance	18,339	17,899
Effective income tax asset